UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2007, Rambus Inc. (“Rambus”) received a letter from the Board of Directors of The NASDAQ Stock Market LLC (the “Nasdaq Board”) informing Rambus that the Nasdaq Board had determined to grant Rambus until October 17, 2007 to file all delinquent periodic reports necessary for Rambus to regain compliance with its Nasdaq filing requirements. In the event that Rambus has not regained compliance by October 10, 2007, the Nasdaq Board’s letter instructed the Nasdaq staff to discuss any reasons for such continued delay with the Company and provide an update to the Nasdaq Board.

In addition, on August 17, 2007, Rambus received an additional notice of non-compliance from the staff of Nasdaq, in accordance with Nasdaq Marketplace Rule 4310(c)(14), due to the delay in the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, which could serve as a basis for delisting Rambus’ common stock from The Nasdaq Global Select Market.

As previously disclosed, Rambus received notices of non-compliance from Nasdaq on August 14, 2006, November 15, 2006, March 6, 2007 and May 14, 2007 due to delays in the filing of Rambus’ Quarterly and Annual Reports on Forms 10-Q and Form 10-K, respectively, for the periods ended June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007. The Forms 10-Q and Form 10-K filing delays are attributable to the fact that Rambus is completing its restatement of prior financials to reflect the findings of the Audit Committee’s independent review of Rambus’ historical stock option granting practices and related accounting.

In conclusion, Rambus will be required to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, September 30, 2006, March 31, 2007 and June 30, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006 by October 17, 2007, in order to avoid delisting. Rambus’ common stock will remain listed on The Nasdaq Global Select Market until October 17, 2007, pursuant and subject to the decision of the Nasdaq Board.

Rambus will continue to work with Nasdaq in order to seek any available reviews and/or stays of delisting that may be necessary, but there can be no assurance that any additional relief from delisting will be available or granted.

Rambus issued a press release on August 22, 2007 disclosing its receipt of the Nasdaq Board decision letter and the additional notice of noncompliance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2007	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated August 22, 2007.